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                                                                    EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
TechniVision, Inc.:

     We consent to the use of our report included herein and to the references to our firm under the headings "Experts" and "TSC Selected Historical Financial Information" in the prospectus.


                                            /s/  KPMG Peat Marwick LLP


Dallas, Texas

January 23, 1996